UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 12, 2014

Stemline Therapeutics, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35619 (Commission File Number)	45-0522567 (IRS Employer Identification No.)

750 Lexington Avenue

Eleventh Floor

New York, New York 10022

 (Address of Principal Executive Offices)

(646) 502-2311

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act.

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.  Results of Operations and Financial Condition.

On November 12, 2014, Stemline Therapeutics, Inc. (“Stemline” or the “Company”) issued a press release to provide a corporate update and to announce its financial results for the third quarter ended September 30, 2014.  A copy of such press release is being furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements And Exhibits.

(d)           Exhibits.

The following exhibit is furnished herewith:

99.1        Press release issued by Stemline Therapeutics, Inc., dated November 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stemline Therapeutics, Inc.
(Registrant)

Date: November 12, 2014

	By:	/s/ Kenneth Hoberman
Kenneth Hoberman
Chief Operating Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by Stemline Therapeutics, Inc., dated November 12, 2014.